Exhibit 10.42

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K. A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO.5 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No.5 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPS Mobile Inc. (“HAPSMobile”) and AeroVironment, Inc. (“AV”) to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by the Amendment No.1 as of March 30, 2018, the Amendment No.2 as of June 25, 2018, the Amendment No.3 as of August 28, 2018, and the Amendment No.4 as of December 5, 2018 between HAPSMobile and AV) (the “DDA”).

Background

The Parties agree to amend the total Fees of Design and Development for Step 2 due to the occurrence of several change of design and development work for [***] and related functionality as set forth herein (the “Change”), and to upgrade the Project management process and methodology as set forth herein (the “Program Management Improvement”) in accordance with the modification process of the Agreement set forth in Section 1.5 “Excess Incurred Costs,”of Attachment F to the DDA, and Article 13, “Amendments,” of the body of DDA.

Therefore, to formalize and reflect both the Changes and Program Management Improvement, the Parties hereby agree with the amendments to the DDA as follows:

Amendment

1.   Article 1.31 (Subarticle of “1. DEFINITION”) of the body of DDA (definition of the term “Quarterly Status Report”) is hereby deleted in its entirety and replaced with the following clause:

1.31  “Monthly (was Quarterly) Status Report” means the report to be provided by AV to HAPSMobile on a monthly basis during the term of the Agreement in accordance with Article 3.3 below.

2.   Article 3.3 and 3.6 (Subarticles of “3. DELIVERABLES & MILESTONES”) of the body of DDA are hereby deleted in its entirety and each replaced with the following clauses:

3.3    Notification of Delays. During the term of the Agreement, AV shall provide to HAPSMobile a Monthly (was Quarterly) Status Report per Attachment F, Exhibit B on its performance under the Statement of Work and completion of the Deliverables and Milestones on a monthly basis. If AV has reason to believe that it will not be able to complete a Deliverable or Milestone on or before its applicable Estimated Completion Date, or that it will not to be able to complete the Agreement in commercially reasonable manner within the funded cost amount as defined in Section 1. “Payment for Work Step 2” of Attachment F (and amended herein) quoted as “the remaining balance”, it shall notify HAPSMobile in the Monthly (was Quarterly) Status Report of:

(a)       The cause of the delay or cost increase;

(b)       The expected period of delay or the total amount of cost overrun;

(c)       The steps proposed to be taken by AV to minimise the delay or the cost overrun impact; and

(d)       The impact of the delay or cost overrun as related to any projected increase of expected Incurred Costs.

3.6    AV will provide all necessary records to reasonably demonstrate the stock location of the Materials and logistic or manufacturing status of the Materials on a quarterly basis. AV will

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

track and report on the inventory status of Material and assemblies of the Materials on a monthly (was quarterly) basis.

3.    Article 7.4 (Subarticles of “7. PRICE AND PAYMENT”) of the body of DDA is hereby deleted in its entirety and replaced with the following clauses:

7.4    AV will provide updates on the potential for cost increases or decreases for the completion of the Scope of Agreement in the Monthly (was Quarterly) Status Report as identified in Attachment F.

4.     The following bullet point is hereby newly inserted after the 7th  bullet point of “Approach” Section of Section1.1.1 “Project Management & Technical Leadership” (Subsection of “1. PROGRAM MANAGEMENT & SYSTEMS ENGINEERINGPRICING”) of Attachment C  (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA:

•      [***];

(i)      [***]

(ii)     [***]

(iii)    [***]

(iv)    [***]

•      [***]:

➢	[***]
➢	[***]
➢	[***]

Reporting Process diagram

[***]

5.     “Task Output” section of Section1.1.1 “[***]” ([***]”) of Attachment C  (AeroVironment Statement of Work (SOW) for Hawk30 Prototype Program) to the DDA is hereby deleted in its entirety and replaced with the following clause:

Task Output:

•    [***]

•    [***]

6.    Section 1. “Payment for Work Step2” (Subsection of “PRICING & PAYMENT SCHEDULE”) of Attachment F  (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendment No.1) is hereby deleted in its entirety and replaced with the following clause:

1.  Payment for Work Step2

The total amount of Design and Development Fees payable for Step 2 is Not-to-Exceed USD $93,015,608 based on Best Efforts (the “Initial Contract Value”). The Initial Contract Value may be modified by the Parties as a result of Change Control or by any other amendment to the Agreement (the current contract value at any time under this Agreement shall be the “Contract Value”).  The Parties agree to account for payment of USD $5,988,678 already made by SoftBank to AV as payment for the consideration of Step 2 Bridge Contract as partial payment for commencing Step 2. HAPSMobile shall pay to AV the remaining balance of USD $87,026,930, consists from $69,800,624 as Initial Contract Value and incremental amount by Amendment No.1, and $17,226,306 as incremental funding subject to EAC adjustment activity done on [***], in accordance with Exhibit A to this Attachment F Project Funds Status Report accompanied by a combined Milestone & Monthly Invoice approach as detailed further in this

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

Attachment F. Each Milestone payment shall be payable after completion of the applicable Milestone according to Completion criteria on Attachment H.

HAPSMobile agrees to issue four (4) separate Orders to AV for authorization of Work. The Orders shall be issued as follows:  initial Order [***]; second Order [***]; the third Order [***]; and the fourth Order [***]. Each Order will be issued pursuant to the terms and conditions of this Agreement including the attachments thereto. Work performed under the Orders will be in support of the entire Statement of Work, up to the value funded on the Order.

7.    Section 1.1 “Milestone Target Budget Value & Forecast Revisions” (Subsection of “PRICING & PAYMENT SCHEDULE”) of Attachment F  (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendment No.1) is hereby deleted in its entirety and replaced with the following clause:

1.1 Milestone Target Budget Values & Forecast Revisions

Exhibit A (Project Funds Status Report) to this Attachment F assigns Initial Target Budget values for each of the 8 Milestones identified in Attachment H.

AV will provide updates and revisions to the Initial Target Budget values for each Milestone and revised and updated forecasts for such Milestones to HAPSMobile on a monthly basis. Milestone values are subject to Change Control based on updated forecasts of program resource requirements to complete the Work required under this Agreement, including the SOW(Attachment C). Milestone values will be based on the AV labor projected spend plan forecasted for each AV fiscal month.

8.    Section 1.5 “Excess Incurred Costs” (Subsection of “PRICING & PAYMENT SCHEDULE”) of Attachment F  (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendment No.1) is hereby deleted in its entirety and replaced with the following clause:

1.5 Excess Incurred Costs

In the event that AV identifies a projected increase in Incurred Costs by AV for the performance of its obligations under the Agreement as identified in the Monthly (was Quarterly) Status Report, in excess of the initial total amount of the Order as identified in Article 2.3, HAPSMobile may,

(1) agree to authorize AV to incur the excess costs and provide a modification to increase the Contract Value, provided however that both Parties shall follow the Change Control set forth in Article 2.4 of the Agreement or Amendment of Agreement set forth in Article 13. Should HAPSMobile authorize additional spending, all of AV’s Incurred Costs must be paid to AV with the applicable [***]% fee;

(2) agree in accordance with the Change Control or Amendment of Agreement to reduce the Scope of Agreement so that AV’s performance of the Scope of Agreement will be projected to fall within the amount of the then current Contract Value; or

(3) Terminate the Agreement for convenience as contemplated by Article 12.3 of the Agreement and pay AV all Termination Liability as defined in paragraph 1.7 of this attachment.

9.    Section 1.6 “Unutilized Consideration” (Subsection of “PRICING & PAYMENT SCHEDULE”) of Attachment F  (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendment No.1) is hereby deleted in its entirety and replaced with the following clause:

1.6 Unutilized Consideration

In the event of a projected cost underrun as identified in a Monthly (was Quarterly) Status Report, any amounts from the Order which remain after completion of the Scope of Agreement may be reimbursed or, if authorized by HAPSMobile separately and specifically, utilized for AV’s risk reduction or additional scope to be defined through written mutual agreement subject to the terms

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

of this Agreement. To avoid confusion, the total amount as identified in paragraph 1 of this Attachment and any portion thereof, to the extent that it is utilized, must be utilized only for matters or items within the Scope of Agreement and any additional scope as agreed. Incurred Costs shall be inclusive of any applicable consumption, value added tax or any other applicable sales/use tax. For the avoidance of doubt, the Incurred Costs shall be exclusive of any and all import duties.

10.   Table entry line number 2 “Exhibit B – Quarterly Status Report (Example)” after Section 3.1 “Change Control & Agreement Amendments Payment Schedule”, and corresponding Exhibit front page header are both hereby amended as “Exhibit B – Monthly Status Report (Example)”.

11.   “Exhibit A to Attachment F – Project Funds Status Report” of Attachment F  (INVOICE AND INCURRED COSTS DOCUMENTATION) to the DDA (as amended by the Amendment No.1) is hereby deleted in its entirety and replaced with the following clause:

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.

1. Estimate at Completion on Dec.10,2017

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[__] = [***]

2. Estimate at Completion on Dec.10,2018

Date Prepared: January 10, 2019

Target Milestone Values (Baseline Values)

Phase	[redacted]
Milestone	
Step 2	
Milestone - 1 AV Labor	
Milestone - 2 AV Labor	
Milestone - 3 AV Labor	
Milestone - 4 AV Labor	
Milestone - 5 AV Labor	
Milestone - 6 AV Labor	
Milestone - 7 AV Labor	
Milestone - 8 AV Labor	
9 - Remaining Labor for 01/26/20 - 2/4/20	
Monthly Invoice (Mat, SubK, ODC)	
Total	
Total Cumulative	

Assumptions:

Milestone 1 in [redacted] & Milestone 2 in [redacted] invoices will be adjusted to account for advanced payment of [redacted]

Values to be billed based on actual costs +[redacted]% fee.

Values to be adjusted to reflect latest revised spend plan on a Monthly Basis

Date Prepared: January 10, 2019

Target Milestone Values (Baseline Values)

Phase	[redacted]
Milestone	
Step 2	
Milestone - 1 AV Labor	
Milestone - 2 AV Labor	
Milestone - 3 AV Labor	
Milestone - 4 AV Labor	
Milestone - 5 AV Labor	
Milestone - 6 AV Labor	
Milestone - 7 AV Labor	
Milestone - 8 AV Labor	
9 - Remaining Labor for 01/26/20 - 2/4/20	
Monthly Invoice (Mat, SubK, ODC)	
Total	
Total Cumulative	

Assumptions:

Milestone 1 in [redacted] & Milestone 2 in [redacted] invoices will be adjusted to account for advanced payment of [redacted]

Values to be billed based on actual costs +[redacted]% fee.

Values to be adjusted to reflect latest revised spend plan on a Monthly Basis

Date Prepared: January 10, 2019

Target Milestone Values (Baseline Values)

Phase	[redacted]
Milestone	
Step 2	
Milestone - 1 AV Labor	
Milestone - 2 AV Labor	
Milestone - 3 AV Labor	
Milestone - 4 AV Labor	
Milestone - 5 AV Labor	
Milestone - 6 AV Labor	
Milestone - 7 AV Labor	
Milestone - 8 AV Labor	
9 - Remaining Labor for 01/26/20 - 2/4/2	
Monthly Invoice (Mat, SubK, ODC)	
Total	
Total Cumulative	

Assumptions:

Milestone 1 in [redacted] & Milestone 2 in [redacted] invoices will be adjusted to account for advanced payment of [redacted]

Values to be billed based on actual costs +[redacted]% fee.

Values to be adjusted to reflect latest revised spend plan on a Monthly Basis

2

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[__] = [***]

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of

HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Akihiko Asami	By:	/s/ Trace Stevenson

Name: Akihiko Asami, on behalf of Junichi Miyakawa		Name: Trace Sevenson
Title: President and CEO		Title: Deputy General Manager and Vice President Emerging Business
Date: March 1, 2019		Date: March 19, 2019

[***] Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K.